Exhibit 99.1

OC T OB E R 2 0 , 2 0 2 2 The Changing Landscape of Learning in the Academy and in Industry Technology and Business Solutions Driving Improved Effectiveness of Online Learning Dr. Ann Marie Sastry Founder & CEO, Amesite Inc

© 2022 Amesite Inc. All Rights Reserved. Open to Everyone  2 Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein.

LIFELONG LEARNING: Essential and Possible DISTRIBUTION IS UNEVEN • 87 % of the workforce believe it is essential for them to upskill and reskill • Only 49 % of professionals with no more than high - school degrees have engaged in professional learning • Employment rate for 25 – 34 - year - olds with a bachelor's degree or higher was 86 % compared to an employment rate of 68 % for those who completed high school . INTERNET PENETRATION IS RISING • Internet usage has increased by 1,355% from 2000 to 2022. • 93% of North America has access to and use the internet. LEARNING NEEDS TO BE PRIORITIZED • Worldwide retail sales amounted to $5.2T in 2021 • eCommerce sales is expected to grow by 56% over the next 5 years. • As of July 2022, 59% of the global population is on social media. • The average daily time spent on social media is at 2 - 1/2 h. https:// www.broadbandsearch.net/blog/internet - statistics#:~:text=internet%20in%202022. - ,2022%20General%20Internet%20Usage%20Statistics,the%20internet%20increased%20by%201%2C355%25. https://datareportal.com/social - media - users https:// www.statista.com/statistics/379046/worldwide - retail - e - commerce - sales/ https:// www.pewtrusts.org/en/trend/archive/spring - 2020/lifelong - learning - will - be - the - new - normal - but - are - we - ready https:// www.pewresearch.org/internet/2016/03/22/those - on - the - lower - end - of - the - socio - economic - ladder - are - less - likely - to - take - advantage - of - lifelong - learning - opportunities/ https://nces.ed.gov/fastfacts/display.asp?id=561 https://docs.rutgers.edu/vp/news/why - lifelong - learning Simonds, T. A., & Brock, B. L. (2014). Relationship between age, experience, and student preference for types of learning activities in online courses. Journal of Educators Online , 11 (1), n1. https:// www.economist.com/special - report/2017/01/12/lifelong - learning - is - becoming - an - economic - imperative?utm_medium=cpc.adword.pd&utm_source=google&ppccampaignID=17210591673&ppcadID=&utm_campaign=a.22brand_pmax&utm_cont ent =conversion.direct - response.anonymous&gclid=Cj0KCQjw166aBhDEARIsAMEyZh5dETQ11humk623NjOg_0xLdzDYE_eZp_HN - - WBt378L0JOeaRerqgaAuy_EALw_wcB&gclsrc=aw.ds https:// www.weforum.org/agenda/2020/01/reskilling - revolution - jobs - future - skills/ https://datareportal.com/global - digital - overview © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  3 1B People are expected to RESKILL by 2030 5B Internet users today out of ~8B people

ONLINE LEARNING NEEDS BY SECTOR MU S E U MS BU S I N ES S AC AD E M I A COMMON NE E D: OUTSTANDI NG LAST MI LE OF DELI VERY • en g ag i n g , r el ev an t c o n t en t • so c i a l i n te r a c ti o n • co n ve n i e n ce a n d e a s e o f u s e 94M 59% 52% US Adults over 25 with a college degree of employees say they had no workplace training US employees considering a career change 87% 44% 1B of businesses believe digital will disrupt their industry of businesses believe they’re prepared for the disruption jobs to be transformed by technology in the next 10 yrs saw increase in visitors when digital visitors increased increase in customer engagement for organizations that use digital twins visits each year from students in school groups https:// www.bestcolleges.com/news/analysis/2021/07/01/how - many - americans - have - college - degrees/ https:// www.lorman.com/blog/post/39 - statistics - that - prove - the - value - of - employee - training https:// www.apollotechnical.com/career - change - statistics/ https:// www.siliconrepublic.com/technology/deloitte - leadership - digital - disruption - infographic https:// www.weforum.org/agenda/2020/01/reskilling - revolution - jobs - future - skills/ https://amesite.io/blogs/the - great - american - field - trip - goes - digital - how - museums - can - leverage - digital - tech/ https:// www.aam - us.org/programs/about - museums/museum - facts - data/ 49% 68% 55M © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  4

STARTUPS © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  5

UPSTARTS STARTUPS © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  6

UPSTARTS © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  7 CREA TING NEW ORGA N IZA TION S TO CREA TE NEW THINGS

OUTSIDERS NOTICE DISRUPTIVE TECH FIRST © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  8 • Horses vs. Cars • Cell Phones vs. Landlines • EVs vs. ICE Vehicles • Solar / Wind vs. Coal

ENERGY STORAGE IS A TOP 10 © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  9

TIMELINE: SAKTI3

2007
UNIVERSITY OF MICHIGAN

Idea: Take all the electrolyte out of batteries.

New twist: Produce good solid state batteries. Do it cheaply.

2008
Incorporated. Began fundraising. Closed Series A with Khosla Ventures, $2MM. Move to first office.

2009
Made first working prototypes. Hired, continued to work on code development and process science.

2010
Made better prototypes. Closed Series B, $11MM. Move to larger office and lab space. Continue technical work.

IHS ENERGY CERAWEEK

2011
Made better prototypes. Bought more equipment. Continue technical work.

2012
Closed Series B, $10MM. Move to larger office and lab space. Continue technical work.

2013
Shut down all prior prototypers and focus all effort on sourcing new tool: Gen B. Source the tool in record time and recommence technical work.

2014
SCIENTIFIC AMERICAN
Deliver world record. Scientific American covers the news. Continue technical work. Close Series C, $20MM.

2015
Invited to White House.

Accept offer of merger with Dyson, Ltd.

2016
Grow global teams as part of Dyson. Expand technical work. Integrate into Dyson.



2017
101 BEST AND BRIGHTEST COMPANIES TO WORK FOR

amesite
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ALONG THE WAY

BANKRUPTCIES

FISKER
A123 SYSTEMS
GM
UNI-SOLAR United Solar Ovonic
ENERDEL
SOLYNDRA
CHRYSLER

THROWN OUT OF LOBBIES

PUSHING THROUGH

AWE Celebrates Workplace Excellence!
101 BEST AND BRIGHTEST COMPANIES TO WORK FOR





amesite
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ORGANIZATIONAL COACHING: EVERYONE MATTERS

CORE TECHNICAL STAFF

- Responsible for the technology
- Responsible for communicating technical status, and needs
- Responsible for training staff on technology

BUSINESS AND OPS STAFF

- Responsible for business and operations functions
- Responsible for communicating business status, and needs
- Responsible for training staff on business and operations

OUTSIDE PARTNERS

- Responsible for the vast majority of operations and functions at first; then become key partners
- Responsible for handling growth and change as staff learn to handle more functions

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CORE LESSONS © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  13

BRING GREAT COLLEAGUES. LISTEN TO THEM. TE C H & I P FI N A N C E PE O PL E & G R O WT H Anthony Barkett, J.D. Barbie Brewer J. Michael Losh Richard Ogawa, J.D. Gilbert S. Omenn, MD, Ph.D. George Parmer © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  14

EDUCATION IS A TOP 10 © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  15 4.7B Social media users around the world https://datareportal.com/social - media - users 15% Average completion rate for online courses https:// www.learndash.com/do - low - online - course - completion - rates - matter/ 133M new jobs in major economies will be created to meet the demands of the Fourth Industrial Revolution https:// www.weforum.org/agenda/2020/01/reskilling - revolution - jobs - future - skills/ 87% of undergraduate and graduate online students agreed or strongly agreed that online education was worth the cost https:// www.educationdynamics.com/online - college - students - report - 2022/

TECHNOLOGY IS CHANGING EMPLOYMENT

DIGITALIZATION

- **Global spending** on digitalization is expected to reach **$1.8T** by 2022 to improve operational efficiency
- Digital benefits improve operational efficiency by **40%**, allows for faster time to market by **36%**, and helps meet customer expectations by **35%**

https://www.statista.com/statistics/870924/worldwide-digital-transformation-market-size/
https://www.zippia.com/advice/digital-transformation-statistics/

ARTIFICIAL INTELLIGENCE

- Jobs requiring AI related skills are expected to **increase by 71% over the next 5 years**
- AI is expected to replace **85M** jobs worldwide by **2025**

https://www.forbes.com/sites/ashleystahl/2021/03/10/how-ai-will-impact-the-future-of-work-and-life/?sh=29aeecdc79a3
https://builtin.com/artificial-intelligence/ai-replacing-jobs-creating-jobs

DISTRIBUTED (REMOTE) WORK

- **77% of organizations** believe **managers require training** for leading remote teams
- **78%** of fully remote employees report being **highly engaged**

https://www.cielotalent.com/insights/infographic-the-impact-of-remote-working-on-talent-acquisition/
https://www.crossover.com/perspective/how-is-remote-work-changing-the-workforce

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IMPACT OF DIGITALIZATION ON LEARNING

TRADES | INDUSTRIAL ARTISANS

- Manufacturing industry digitalization expected to touch **$767B** by 2026
- Accident prevention and cost reduction using software modeling, and automation

OFFICE WORKERS

- ERP implementation resulted in **business process improvement for 95% of businesses**
- Better connectivity and collaboration

RESEARCHERS

- Global Engineering and R&D spend is expected to reach **$2.1T by 2024**.
- Enlarging and blending research boundaries & areas

LEADERSHIP

- **87% of business leaders** agree that **digitalization is a priority**
- Leading organizational change and facilitating employee development

DIGITALIZATION NECESSITATES UPSKILLING BY ALL WORKERS

https://globalcoachgroup.com/the-impact-of-digitization-and-technology-on-leadership/#:~:text=Increased%20connectivity%20and%20free%20flowing,relying%20on%20one%20sole%20leader.
https://www.advancedtech.com/blog/future-of-work-in-manufacturing-in-digital-era/
https://www.ncbi.nlm.nih.gov/books/NBK208675/#:~:text=Digital%20technologies%20not%20only%20facilitate,archives%20and%20to%20correlate%20it]
https://www.mordorintelligence.com/industry-reports/digital-transformation-market-in-manufacturing
https://www.netsuite.com/portal/resource/articles/erp/erp-statistics.shtml#:~:text=ERP%20ROI%20Statistics&text=Statistics%20on%20ERP%20return%20on,ROI%20in%20their%20expected%20time.
https://www.yahoo.com/now/digital-engineering-spend-account-more-143000160.html
https://quixy.com/blog/top-digital-transformation-statistics-trends-forecasts/

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ONLINE LEARNING: BENEFITS AND CHALLENGES

Benefits

PRODUCTIVITY

9 in **10** companies say that upskilling has **boosted productivity at work.**

FLEXIBILITY

The vast majority of online learners — **at 68 percent** — are professionals.

EFFICIENCY

Online courses can be completed **~ 60% faster** than in-person classes.

https://amesite.com/blogs/open-24-7-how-online-learning-is-helping-universities-deliver-for-professionals-and-drive-revenue/
https://findstack.com/elearning-statistics/

Challenges

QUALITY

87 percent of millennials believe that learning and development are critical in the workplace.

However, only 34 percent of employees are satisfied with their job-specific training.

RETENTION

The average course **completion rate** for MOOCs is **~ 15%**

https://amesite.io/blogs/your-alumni-are-ready-to-learn-with-kids-in-school-be-ready-to-deliver-the-right-programs/
http://www.katyjordan.com/MOOCproject.html

IT IS CRITICAL TO DO ONLINE WELL

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TALENT GAPS DI G I TA LI Z A TI O N N E C E S S I TA TE S U P S K I LLI N G B Y A LL W O R K E R S of executives report skills gaps in their current workforce. https:// www.mckinsey.com/~/media/McKinsey/Business %20Functions/Organization/Our%20Insights/Beyond%20 hiring%20How%20companies%20are%20reskilling%20to %20address%20talent%20gaps/Beyond - hiring - How - companies - are - reskilling.ashx of employees would stay at a company longer if it invested in their career. https://learning.linkedin.com/content/dam/me/learn i ng/resources/pdfs/LinkedIn - Learning - 2020 - Workplace - Learning - Report.pd f of companies reported plans to implement an upskilling program this year. https://learning.linkedin.com/content/dam/me/learning/resources/ pdfs/LinkedIn - Learning - 2020 - Workplace - Learning - Report.pd f 87% 94% 51% © 2022 Amesite Inc. All Rights Reserved. Open to Everyone  19

ENGAGEMENT MATTERS

Engagement in Online Learning

- A 2015 online learning study states that **engagement is essential** to **address retention, graduation and learner isolation issues** (Martin et al., 2018).
- Commerce and SaaS businesses such as Stitch Fix, Starbucks , Facebook[2] utilize AI powered chatbots, recommendations to achieve personalized and increased engagement (Ameen et al., 2021).

Challenges

- Basic, "cost-effective" delivery types do not deliver adequate engagement
- Complex, "expensive" interactions do not scale
- Social media methodologies suggest a way to deliver engagement at scale, but with caveats on data use, privacy and accuracy

EDUCATION + TRAINING SOLUTIONS MUST COMPETE FOR ATTENTION.

[1] Martin, F., & Bolliger, D. U. (2018). Engagement matters: Student perceptions on the importance of engagement strategies in the online learning environment. *Online Learning*, 22(1), 205-222 https://files.eric.ed.gov/fulltext/EJ1179659.pdf
Citations: 925
[2] https://hbr.org/2022/03/customer-experience-in-the-age-of-ai
[3] Ameen N, Tarhini A, Reppel A, Anand A. Customer experiences in the age of artificial intelligence. Comput Human Behav. 2021 Jan;114:106548. doi: 10.1016/j.chb.2020.106548. Epub 2020 Sep 2. PMID: 32905175; PMCID: PMC7463275https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7463275/
Citations: 147

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ENGAGEMENT: FINDINGS

Use of Managed Discussions with Fresh Content

- Discussion and Q&A feeds
- AI-Suggested Article feeds
- Interactive lectures
- Video conferencing enabled whiteboard sessions
- Chat and breakout group supported livestream sessions

Non Profit Customer Results

74% Average completion rate for participating in interactive lectures (a non-profit customer)

16 engagements / user

across a total of **79** employees over 2 professional development courses (a non-profit customer)

EDUCATION + TRAINING SOLUTIONS MUST COMPETE FOR ATTENTION.

amesite

*An engagement on the Amesite LCE℠ is defined as any post, or comment contributing to a discussion/QA feed or AI suggested article feed.

© 2022 Amesite Inc. All Rights Reserved. Open to Everyone ☺

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STRUCTURE MATTERS

Platform Implementation: Incumbents

- Incumbents largely operate on dated technology stacks, some designed pre-cloud and still offering self-hosting options


LMS for SaaS
LMS for Hosting
LMS cloud Hosting Provider
State University Server Room
Limited API Integrability

Challenges

- Low availability of quality SDKs and APIs for dated languages and frameworks
- Complexity in product development for two hosting models
- Poor ability to capture data that matter – interactions, consumption of new and canonical information, timing of responses, etc.
- Lack of product design focus on outcomes

SCALABILITY AND INTEGRATIONS ARE KEY.

amesite
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STRUCTURE: FINDINGS

Platform Implementation: Amesite

- A lean single-page application architecture built on modern and highly integrable languages and frameworks



Microsoft Azure Cloud
Best in class API Integrability
Azure Active Directory
stripe
Auth0
twilio
CLOUDFLARE

Platform Implementation: Results

- Highly integrable, scalable, and extensible
- Millions of integrations available through frameworks
- Major support for APIS / SDKs across the industry
- **Case Study: EWIE Group of Companies (EGC)**
  - Day-one onboarding of hundreds of employees through streamlined Enterprise Identity integration
  - Offering learning across 10 countries
  - Onboarded 50 new courses in 4 days
  - Achieved employee scores of 91% against target of 70%

SCALABILITY AND INTEGRATIONS ARE KEY.

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CONTENT MATTERS

Content: Incumbent Methods

- Textbook Creation Process: Proposal -> Manuscript is drafted -> **MULTIPLE** rounds of editing and reference checks -> Manuscript is finalized and published

- **59% of social media news consumers** say they **expect the news** they see on social media to be **largely inaccurate**

https://www.oup.com.au/higher-education/publish-with-us/how-a-textbook-is-made
https://www.pewresearch.org/journalism/2021/01/12/news-use-across-social-media-platforms-in-2020/
https://www.gatesnotes.com/2019-Annual-Letter
https://www.statista.com/statistics/657111/fake-news-sharing-online/

Challenges

- **Textbooks** give the "what" and "how", but **often don't give the "why"**
- "I read more than my share of textbooks. But it's a pretty **limited way to learn** something. Even the best text can't figure out which concepts you understand and which ones you need more help with." – Bill Gates

- **Social media** often gives information that is **unvetted** and often **misleading**
- **38.2%** of Americans had **accidentally shared fake news** as of December 2020

SOCIAL ENGAGEMENT MEANS HIGHER RETENTION.

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CONTENT: FINDINGS

Platform Implementation: Amesite

- Modularized tech stack is integrable with thousands of APIs and databases to deliver AI-recommended resources.
- Search phrases are collected from the platform and are supplemented with tertiary parameters (desired reading level and article lengths)
- Amesite's NLP algorithms compute TF-IDF scores from the identified search results to pick out QUALIFIED & RELEVANT resources for course discussion.


Microsoft Azure Cloud
research article databases
enterprise knowledge bases
library databases
news-media databases
NLP with TF-IDF to identify and serve relevance metrics

Platform Implementation: Results

"**Articles** by the instructor by far were the **most informational**. But the **comments from the other students** were **helpful to understand** the way others were thinking about the subject."
– Participant response when asked "What they liked about the platform?"

"I liked... Labs and homework. I also like the **articles** shared by the professor that **tied concept to real world examples**."
– Participant in an Artificial Intelligence course

"class participation. This forced you to have a **meaningful conversation with the group**."
– Participant response when asked "What did you like about this course?"

SOCIAL ENGAGEMENT MEANS HIGHER RETENTION.

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ARTIFICIAL INTELLIGENCE AND MASS CUSTOMIZATION

Challenges for AI in Learning

- **Little work has been conducted** to bring deep learning technologies into educational contexts (Chen et al., 2020).
- **Prior studies are limited to descriptive and pilot experiments** establishing that there are a lot of to-be-explored innovations and impacts of utilizing AI in learning (Zawacki-Richter et al., 2019).

- Challenges: These demonstrate promise but **have not scaled**. A platform is needed, to enable key features to be delivered at scale, across sectors.

Platform Implementation: Results

- We use NLP to
  - deliver resource recommendations (news-media or research articles)
  - perform engagement sentiment and language sophistication analysis to report and improve learning
- We use activity data gained from our cloud architecture to identify patterns of platform use to best enable dynamic delivery of support and content and to provide our enterprise partners with comprehensive data-rich dashboards


81%

Positive sentiment in learner engagements


90%

Positive sentiment in instructor prompts and feedback

A COMPLETE PLATFORM IS NEEDED TO DELIVER RESULTS AT SCALE.

[1]. Chen, X., Xie, H., Zou, D., & Hwang, G. J. (2020). Application and theory gaps during the rise of artificial intelligence in education. *Computers and Education: Artificial Intelligence, 1*, 100002. Citations: 157 https://www.sciencedirect.com/science/article/pii/S2666920X20300023

[2]. Zawacki-Richter, O., Marín, V. I., Bond, M., & Gouverneur, F. (2019). Systematic review of research on artificial intelligence applications in higher education–where are the educators?. *International Journal of Educational Technology in Higher Education, 16*(1), 1-27.
Citations: 546 https://educationaltechnologyjournal.springeropen.com/articles/10.1186/s41239-019-0171-0

https://www.forbes.com/sites/forbestechcouncil/2021/12/14/what-challenges-in-education-can-ai-solve-today/?sh=138dc8a83ab5

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© 2022 Amesite Inc. All Rights Reserved. Open to Everyone  27 RETENTION TH O U GH TFU L DE S I GN A N D TE C H N O LO GY DR I V E S E N GA GE M E N T. EN G A G EM EN T D R I V ES R ET EN T I O N . [1]. Pezold, S. (2017). LMS 101: Rethinking Your Approach To Employee Training. Forbes. Recuperado de: https:// www. forbes. com/sites/paycom/2017/02/14/learning - management - systems - 101 - rethinking - your - approach - to - employee - training . Citations: 5https:// www.forbes.com/sites/paycom/2017/02/14/learning - management - systems - 101 - rethinking - your - approach - to - employee - training/?sh=bfa3a87 755bc [2]. https://edplus.asu.edu/what - we - do/making - digital - learning - work [3]. Hustad, Eli and Arntzen, Aurélie Aurilla Bechina. ‘Facilitating Teaching and Learning Capabilities in Social Learning Management Systems: Challenges, Issues, and Implications for Design’. 1 Jan. 2013 : 17 – 35. Citations: 55 aggregate retention 98 % rate, all products Platform Implementation: Results • Solutions for college students, frontline industrial worker, professional, to senior executive. • EVERY organization that delivers learning needs a better “last mile.” Challenges with Online Learning • Low retention rates of 66 - 74% for eLearning in Higher Ed 1 • Even lower retention rates of 10 - 17% for eLearning for workforce training 2 • Online learning is presently not socially - oriented (Hustad et al., 2013). • Online learning does not have tech that integrates well 4 https:// www.researchgate.net/profile/Eli - Hustad/publication/262220843_Facilitating_Teaching_and_Learning_Capabilities_in_Social_Learning_Management_Systems_Challenges _Is sues_and_Implications_for_Design/links/56091c6508ae840a08d35ac5/Facilitating - Teaching - and - Learning - Capabilities - in - Social - Learning - Management - Systems - Challenges - Issues - and - Implications - for - Design.pdf [4]. https://kometa.edu.pl/uploads/publication/634/550a_A_Docebo - E - Learning - Trends - 2019.pdf?v2.8

Our mission is to ***improve the way the world learns.***

"Amesite is uniquely capable of supporting this mission because of their technology, services, and track record. Their LCE℠ can support NAFEO and its partner HBCUs in delivering their own branded and sustainable programs to reach millions of learners around the globe."

Lezli Baskerville, Esq.
CEO
NAFEO

2022	**Launched V5 Platform and went live in 10 countries**
2021	**Launched Government and Business sector solutions; 98% retention**
2020	**IPO (NASDAQ: AMST)**
2019	**Launched full-stack, cloud-based solution; sales in HE, BIZ and MUS**
2018	**Closed first financing, built a team, launched first products**
2017	**Founded**

So far:

- Won sales in four major sectors: Business, Higher Education, Non-Profit and Government
- Won major, organization-wide sales to become sole L&D platform
- Demonstrated industry-leading retention rates across all programs: 98%
- Secured nameplate customers and delivered excellent customer reviews
- **Positioned for growth — just when the world of learning needs our solutions**

BUSINESS AND TECHNICAL AWARDS AND RECOGNITIONS


BIG INNOVATION 2020
BEST AND BRIGHTEST IN WELLNESS WINNER 2021
THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2021
METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2021
BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2021
METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2022
BEST AND BRIGHTEST IN WELLNESS WINNER 2022

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WSU Case Study

"We chose to partner with Amesite because they offer **the most advanced online learning platform in the market today**. The feedback from our students and instructors has been overwhelmingly positive."

Dr. Farshad Fotouhi
Dean of Engineering,
Wayne State University

Wayne State University's Warrior TechSource for the Enterprise Enables Professionals to Be Future-Ready

ABOUT WSU

Wayne State University is a public research university in Detroit, Michigan. It is Michigan's third-largest university.

Industry: Colleges & Universities

Company Size: 1,001 - 5,000

Location: Detroit, Michigan

Software: Higher Education



THE CHALLENGE

To help Wayne State University alumni and professionals **execute on today's automotive technology** and **provide them with educational opportunities that allow upward movement in the transforming field of mobility.** Most engineers did not graduate with degrees that covered in-demand topics like electric vehicles, autonomous vehicles, or the Internet of Things – and now **require upskilling to stay competitive in their fields.**

THE ANSWER

Wayne State University partnered with Amesite to deliver Warrior TechSource, a holistic platform that provides fully online, on-demand courses with live instructors. The **platform offers a superior way for WSU to upskill alumni and other professionals** on digital technology and technologies of the future. The **courses contain the latest findings on every topic they train on, in real-time, worldwide** – delivered to students, wherever and whenever needed. It is the **perfect solution for busy professionals** who want to stay relevant and **advance their careers.**

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EGC Case Study

“Amesite is at the center of all our business process training at EGC. We have appreciated their support of their team throughout the relationship. Using **Amesite’s global upskilling technology platform enables our people to gain the know-how to meet our most demanding customers’ needs, quickly and efficiently.”**

Jay Mullick
President
EWIE Group of Companies

EWIE Group of Companies’ Learning Ecosystem for the Enterprise Streamlines Upskilling Across Global Teams

ABOUT EGC

EWIE Group of Companies is a global leader in commodity management services spanning cutting tools, abrasives, special tools and industrial supplies with over 30 years of experience.

Industry: Supply Chain & Manufacturing

Company Size: 1,001 - 5,000

Location: Global

Software: Enterprise



EGC
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THE CHALLENGE

EGC needed to deploy a solution that would equip employees with the skills needed to succeed. EGC’s siloed learning tools could not be integrated and did not produce the kind of employee engagement that the company needed. EGC knew they needed a holistic learning ecosystem that would facilitate upskilling employees across multiple teams, without having to deal with hard-to-use systems, broken interfaces, or manual production of essential reports.

THE ANSWER

To upskill with excellence and retain employees, EGC’s leaders chose Amesite – a true partner whose technology met the needs of EGC’s global teams. Amesite’s complete ecosystem simplified EGC's upskilling strategy and streamlined execution from onboarding to content creation to analytics and beyond.

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